Putnam

Convertible Securities Fund

Summary Prospectus

February 28, 2025

Class A	Class C	Class R	Class R6	Class Y
PCONX	PRCCX	PCVRX	PCNTX	PCGYX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling 1-800-225-1581 or by sending an e-mail request to funddocuments@putnam.com.

The fund’s prospectus and statement of additional information, both dated February 28, 2025, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Goal

The fund seeks, with equal emphasis, current income and capital appreciation. Its secondary objective is conservation of capital.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 18 of the fund's prospectus, in the Appendix to the fund's prospectus, and in How to buy shares beginning on page 17 of the fund's statement of additional information (“SAI”).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%[1]
Class C	None	1.00%[2]
Class R	None	None
Class R6	None	None
Class Y	None	None

[1]	Applies only to certain redemptions of shares bought with no initial sales charge.
[2]	This charge is eliminated after one year.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
Class A	0.61%	0.25%	0.17%	1.03%
Class C	0.61%	1.00%	0.17%	1.78%
Class R	0.61%	0.50%	0.17%	1.28%
Class R6	0.61%	None	0.11%	0.72%
Class Y	0.61%	None	0.17%	0.78%

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$674	$884	$1,111	$1,762
Class C	$281	$560	$964	$1,897
Class C (no redemption)	$181	$560	$964	$1,897
Class R	$130	$406	$702	$1,545
Class R6	$74	$230	$401	$894
Class Y	$80	$249	$433	$966

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 61%.

Investments, risks, and performance

Investments

We invest mainly in convertible securities of U.S. companies. Under normal circumstances, we invest at least 80% of the fund's net assets in convertible securities. This policy may be changed only after 60 days' notice to shareholders. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities include bonds, preferred stocks and other instruments that can be converted into or exchanged for common stock or equivalent value. A significant portion of the convertible securities we buy are below-investment-grade (sometimes referred to as “junk bonds”). The convertible bonds we buy usually have intermediate-to long-term stated maturities (i.e., three years or longer), but often contain “put” features, which allow bondholders to sell the bond back to the company under specified circumstances, that result in shorter effective maturities. When deciding whether to buy or sell investments, we may consider, among other factors: (i) a security’s structural features, such as its position in a company’s capital structure and “put” and “call” features (a company’s right to repurchase the security under specified circumstances is a “call” feature); (ii) credit and prepayment risks; and (iii) with respect to a company’s common stock underlying a convertible security, the stock’s valuation and the company’s financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of investments in the fund's portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

These risks are generally greater for convertible securities issued by small and midsize companies (which may constitute a significant portion of the fund’s investments from time to time). The value of convertible securities may be adversely affected by changes in the prices of underlying common stocks. Convertible securities tend to provide higher yields than common stocks. However, a higher yield may not protect investors against the risk of loss or adequately mitigate any loss associated with a decline in the price of a convertible security. Convertible securities are subject to credit risk, which is the risk that an issuer of the fund’s investments may default on payment of interest or principal. Credit risk is generally greater for below-investment-grade convertible securities (a significant part of the fund’s investments), which can be more sensitive to changes in markets, credit conditions, and interest rates, and may be considered speculative. Generally, convertible securities may be less sensitive to interest rate changes than non-convertible bonds as a result of convertible securities' convertibility and “put” features. Interest rate risk is generally greater for longer-term bonds and convertible securities whose underlying stock price has fallen significantly below the conversion price. Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress.

The fund may be an investment option for mutual funds that are managed by the Investment Manager and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. Dispositions of a large number of shares by these shareholders may adversely affect the fund’s liquidity and net assets. These redemptions may also force the fund to sell securities, which may increase the fund’s brokerage costs.

There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. We, or the fund's other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value per share, available at www.franklintempleton.com.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Annual total returns for class A shares before sales charges

Best Quarter:	Q2 2020	25.30%
Worst Quarter:	Q2 2022	-15.22%

Average annual total returns after sales charges

For periods ended 12/31/24

Share class	1 Year	5 Years	10 Years
Class A before taxes	6.12%	7.49%	7.28%
Class A after taxes on distributions	5.57%	5.22%	5.19%
Class A after taxes on distributions and sale of fund shares	3.72%	5.43%	5.22%
Class C before taxes	10.79%	7.96%	7.27%
Class R before taxes	12.32%	8.50%	7.65%
Class R6 before taxes*	13.00%	9.11%	8.25%
Class Y before taxes	12.89%	9.05%	8.19%
Bloomberg U.S. Aggregate Index (no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
ICE BofA U.S. Convertible Index (no deduction for fees, expenses or taxes)	11.14%	9.66%	9.07%

*	Performance for class R6 shares prior to their inception (5/22/18) is derived from the historical performance of class Y and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it been adjusted, returns would have been higher.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class C share performance reflects conversion to class A shares after eight years.

Important data provider notices and terms are available at www.franklintempletondatasources.com. All data is subject to change.

Your fund's management

Investment Manager

Putnam Investment Management, LLC (“Putnam Management” or the "Investment Manager")

Sub-advisors

Franklin Advisers, Inc. (“Franklin Advisers”)

Franklin Templeton Investment Management Limited (“FTIML”)

Portfolio managers

Anthony Daigle
Portfolio Manager of Putnam Management and portfolio manager of the fund since 2017.

Robert L. Salvin
Portfolio Manager of Franklin Advisers and portfolio manager of the fund since 2006.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial professional or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 219697, Kansas City, MO 64121-9697. The minimum initial investment of $500 is currently waived, although the fund reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (“NYSE”) is open. Shares may be sold or exchanged by mail, by phone, or, for exchanges only, online at www.franklintempleton.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at www.franklintempleton.com, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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38903- PSUM 02/25